SUN CAPITAL ADVISERS TRUST

SC Ibbotson Balanced Fund

SC Ibbotson Conservative Fund

SC Ibbotson Growth Fund

Supplement dated December 6, 2012

To the Statement of Additional Information dated May 1, 2012

The portfolio management team for SC Ibbotson Balanced Fund, SC Ibbotson Conservative Fund and SC Ibbotson Growth Fund (the “Fund-of-Funds”), has changed, due to the departures of Peng Chen and John Thompson from Ibbotson Associates, Inc., the subadviser to each of the Fund-of-Funds. Effective October 1, 2012, the Statement of Additional Information as it pertains to the Fund-of-Funds, is hereby revised as follows:

a) In the section entitled “Portfolio Managers” beginning on page 46, all references to Messrs. Chen and Thompson are removed and Brian Huckstep and Lucian Marinescu are added to the list of the subadviser’s portfolio managers which appears on page 47 in the fifth bullet point of this section.

b) In the section entitled “Other Accounts Managed by Portfolio Managers – Ibbotson Associates, Inc.” beginning on page 59, the table of account information is revised by adding the following other account information as of September 30, 2012 for Brian Huckstep and Lucian Marinescu and deleting all references to Messrs. Chen and Thompson.

Manager	Total # of Accounts	Total Assets Under Management (in billions)
Brian Huckstep
Other Registered Investment Companies	23	$7.11
Other Pooled Vehicles	0	$0
Other Accounts	15	$.81
Lucian Marinescu
Other Registered Investment Companies	4	$3.56
Other Pooled Vehicles	0	$0
Other Accounts	626	$.22